EXHIBIT 10.14

MODIFICATION AGREEMENT TO EQUITY PURCHASE AGREEMENT

AND REGISTRATION RIGHTS AGREEMENT

AMENDMENT, DATED AUGUST 15, 2016, TO EQUITY PURCHASE AGREEMENT (“Purchase Agreement”), and REGISTRATION RIGHTS AGREEMENT (“Registration Rights Agreement”), both dated as of July 25, 2016 and the parties to the agreements being River North Equity, LLC and the investors under the executed counterparts of the Purchase Agreement (“Investors”) and EMS FIND, INC., a Nevada corporation, with its principal offices located at 73 Buck Road, Suite 2, Huntingdon Valley, PA 19006 (“EMS”), the Purchase Agreement and Registration Rights Agreement being collectively referred to herein as the “Agreements”.  Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such term in the respective Agreements.

WHEREAS, EMS and the Investors entered into the Agreements for the purpose of Investors providing to EMS an equity line of credit financing facility for purchases in the maximum amount of $2,000,000 of EMS common stock, which financing requires the filing by EMS of a Registration Statement on Form S-1 (the “Registration Statement”) under the Securities Act of 1933, as amended;

WHEREAS, the Agreements provide that the Registration Statement shall be filed by EMS by August 30, 2016 (the “S-1 Filing Date”); and

WHEREAS, EMS and the Investors have agreed to amend the Agreements to provide that, in view of the filing schedule for the Form 10-K Annual Report to be filed by EMS in September, 2016, the S-1 Filing Date under both Agreements shall be amended so that EMS shall be required to use its best efforts to file the Registration Statement by October 31, 2016; and

WHEREAS, in accordance with the terms and conditions of the Agreements, EMS and the Investors hereby approve the amendments of the respective Agreements as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties agree as follows:

1.

By their respective execution of this Agreement, EMS and the Investors agree that the definition of “Registration Statement” in the Purchase Agreement shall be amended to read in its entirety as follows:

“REGISTRATION STATEMENT" shall mean the Company’s effective registration statement on file with the SEC, and any follow up registration statement or amendment thereto. The Company shall use its best efforts to file with the SEC by October 31, 2016, a registration statement on Form S-1 covering the Maximum Commitment Amount of $2,000,000.00 of the Company’s securities.  The Investors shall agree to be named “underwriters” in such registration statement and to register the sale of shares received at the fixed price identified in the registration statement.  The Company shall use its best efforts to cause the Registration Statement to go “effective” no later than ninety (90) days from the filing date.

2.

By their respective execution of this Agreement, EMS and the Investors agree that Section 2(a) of the Registration Rights Agreement shall be amended to read in its entirety as follows

“2.            Obligation of the Company. In connection with the registration of the Registered Securities, the Company shall do each of the following:

(a)          Prepare promptly and use best efforts to file with the SEC by October 31, 2016, a Registration Statement with respect to not less than the maximum allowable under Rule 415 of Registered

Securities, and thereafter use all commercially reasonable efforts to cause such Registration Statement relating to the Registered Securities to become effective within five (5) business days after notice from the Securities and Exchange Commission that such Registration Statement may be declared effective, and keep the Registration Statement effective at all times prior to the termination of the Purchase Agreement until the earliest of (i) the date that is three months after the completion of the last Closing Date under the Purchase Agreement, (ii) the date when the Investor may sell all Registered Securities under Rule 144 without volume limitations, or (iii) the date the Investor no longer owns any of the Registered Securities (collectively, the "Registration Period"), which Registration Statement (including any amendments or supplements, thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; . . .”

3.

Except as expressly provided herein, the Agreements shall continue in full force and effect.

EMS FIND, INC.

By:  /s/ Steve Rubakh

Name: Steve Rubakh

Title:  CEO

RIVER NORTH EQUITY, LLC

By:  /s/ Edward Liceaga

Name: Edward M. Liceaga

Title:   President